SUN BELT MIGRATION

FLIGHT TO QUALITY

MARKET RENT GROWTH 4Q21 year-over-year1 MARKET NET ABSORPTION / TOTAL INVENTORY Last 12 months2 3 3

COUSINS’ IN-PLACE GROSS RENT PER SF1

CLASS A ASKING RENT ($/SF)1

LEASE EXPIRATIONS BY YEAR1

QUARTERLY NOI2

INCREASE IN 2ND GENERATION CASH NET RENT1

NET DEBT/EBITDA1


1200

Cousins

INVESTOR PRESENTATION

February 2022

COUSINS AT A GLANCE

The **Preeminent** Sun Belt Office REIT

NOI By Market[1]


Dallas
3%
Charlotte
10%
Atlanta
38%
Phoenix
7%
Austin
30%
Houston
4%
Tampa
9%

18.9 MM SF portfolio[2]

91.6% leased[2]

2004 average year built[2]

25% of portfolio less than 5 years old[2]

1.9 MM SF development pipeline[2]

5.1 MM SF land bank[2]

WHY COUSINS?



RESILIENT MARKET FUNDAMENTALS

PREMIER SUN BELT PORTFOLIO

COMPELLING GROWTH OPPORTUNITIES

SIMPLE STRONG BALANCE SHEET

RESILIENT MARKET FUNDAMENTALS

Cousins is Positioned at the Intersection of Two **Powerful** Long-Term Trends

SUN BELT MIGRATION

RedFin's
Top Migration Markets
2021[1]

1. **Phoenix, AZ**
2. **Dallas, TX**
3. Orlando, FL
4. **Atlanta, GA**
5. **Tampa, FL**
6. **Austin, TX**
7. Las Vegas, NV
8. **Charlotte, NC**
9. Denver, CO
10. San Antonio, TX



Zillow's
Hottest Markets
2022[2]

1. **Tampa, FL**
2. Jacksonville, FL
3. Raleigh, NC
4. San Antonio, TX
5. **Charlotte, NC**
6. **Nashville, TN**
7. **Atlanta, GA**
8. **Phoenix, AZ**
9. Orlando, FL
10. **Austin, TX**

RESILIENT MARKET FUNDAMENTALS

Cousins is Positioned at the Intersection of Two **Powerful** Long-Term Trends

FLIGHT TO QUALITY

Leasing Activity vs. Inventory by Age[1]



Building Age
2010-Pres
27.5%
18.9%
1990-2010
29.9%
44.9%
1970-1900
28.4%
28.1%
Pre 1970
14.2%
8.1%
0%
20%
40%
60%
Share of Leasing Activity
Share of Inventory

Net Absorption by Age[2]



Building Age
2010-Pres
47.8
1990-2010
-57.8
1970-1990
-94.7
Pre 1970
-42.7
-200
-100
0
100
7-qtr Net Absorprtion (MM SF)

RESILIENT MARKET FUNDAMENTALS

Corporate **Relocations** and **Expansions** Target Sun Belt Markets


LiveRamp
Opendoor
Robinhood
Goldman Sachs
TOYOTA
J.P.Morgan
ORACLE
TESLA
ORACLE
Honeywell
lendingtree
LOWE'S
airbnb
VISA
Pfizer
AMGEN
ARK INVEST

RESILIENT MARKET FUNDAMENTALS

Durable Rent Growth and Absorption

MARKET RENT GROWTH

4Q21 year-over-year[1]



1.0%
-1.5%
-0.4%
Cousins 3
Gateway Average
U.S. Average

MARKET NET ABSORPTION / TOTAL INVENTORY

Last 12 months[2]



0.7%
-1.0%
-0.8%
Cousins 3
Gateway Average
U.S. Average

RESILIENT MARKET FUNDAMENTALS

Persistent In-Place Rent Growth

COUSINS' IN-PLACE GROSS RENT PER SF[1]



$43.00
$42.00
$41.00
$40.00
$39.00
$38.00
$37.00
$36.00
$35.00
$42.85
18% INCREASE
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

PREMIER SUN BELT PORTFOLIO

Dominant Market Share in Highly-Amenitized Submarkets


Atlanta
MIDTOWN
11%
Class A
Market Share[1]


Atlanta
BUCKHEAD
18%
Class A
Market Share[1]


Austin
THE DOMAIN
40%
Class A
Market Share[1]


Austin
CBD
14%
Class A
Market Share[1]

Operating Asset | Development/Land Asset

PREMIER SUN BELT PORTFOLIO

Dominant Market Share in Highly-Amenitized Submarkets


Charlotte
UPTOWN
6%
Class A
Market Share[1]


Charlotte
SOUTH END
11%
Class A
Market Share[1]


Tampa
WESTSHORE
20%
Class A
Market Share[1]


Phoenix
TEMPE
15%
Class A
Market Share[1]

Operating Asset | Development/Land Asset

PREMIER SUN BELT PORTFOLIO

Commands **Premium** Rents in Our Markets

CLASS A ASKING RENT ($/SF)[1]



ATLANTA
$34.25
$41.62
Total Market
Cousins
AUSTIN
$50.59
$61.81
Total Market
Cousins
CHARLOTTE
$35.86
$41.22
Total Market
Cousins
DALLAS
$32.80
$54.22
Total Market
Cousins
PHOENIX
$32.41
$47.12
Total Market
Cousins
TAMPA
$33.31
$40.94
Total Market
Cousins

PREMIER SUN BELT PORTFOLIO

Manageable Near-Term Lease Expirations

LEASE EXPIRATIONS BY YEAR[1]


45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Avg = 29%
19%
DEA
CUZ
BXP
KRC
SLG
PGRE
VNO
BDN
ESRT
PDM
HIW
NYC
FSP
OFC
OPI
HPP
CIO
EQC
DEI
2022
2023
2024

COMPELLING GROWTH OPPORTUNITIES

$61MM of Annualized Development NOI by 4Q25

CURRENT DEVELOPMENT PIPELINE

NASHVILLE



NEUHOFF

AUSTIN



DOMAIN 9

PHOENIX



100 MILL

AUSTIN



300 COLORADO

	NEUHOFF	DOMAIN 9	100 MILL	300 COLORADO
RSF	914K	338K	287K	369K
% Leased[1]	0%	97%	92%	88%

QUARTERLY NOI[2]


$61MM
Annualized
($MM)
16
12
8
4
0
4Q22
4Q23
4Q24
4Q25

COMPELLING GROWTH OPPORTUNITIES

Attractive Land Bank Supports **5.1MM SF**[1] of Additional New Development

ATLANTA



887
WEST PEACHTREE

MIDTOWN
420K SF



3354
PEACHTREE

BUCKHEAD
500K SF



715
PONCE

MIDTOWN
200K SF

AUSTIN



DOMAIN
CENTRAL

DOMAIN
900K SF



DOMAIN
POINT

DOMAIN
600K SF

CHARLOTTE



SOUTH END
STATION

SOUTH END
700K SF



303
TREMONT

SOUTH END
550K SF

DALLAS



LEGACY UNION
TWO / THREE

LEGACY
600K SF



VICTORY
CENTER

UPTOWN
460K SF

TAMPA



CORPORATE
CENTER V

WESTSHORE
170K SF

COMPELLING GROWTH OPPORTUNITIES

Significant Opportunities to Grow in Domain Submarket of Austin



Domain 9
Current Development
Domain Central I
Future Development
Low-rise operating properties with up to 2M SF redevelopment potential
Domain 3 & 4
Future Redevelopment
Domain 7
Domain 8
Domain 4
Domain 3
Domain 12
Domain 2
Domain 10
Domain 11
Domain Point 3 &4
Future Development
Domain Point 1 & 2

Cousins Domain Portfolio	
Operating Properties	2.1M SF
Current Development Pipeline	338K SF
Future Development Pipeline[1]	1.5M SF
Future Redevelopment Pipeline[1]	2.0M SF
Total	**6.0M SF**

COMPELLING GROWTH OPPORTUNITIES

Continue to **Roll-Up** Existing Leases Upon Expiration

INCREASE IN 2ND GENERATION CASH NET RENT[1]



25%
20%
15%
10%
5%
0%
1Q16
1Q17
1Q18
1Q19
1Q20
1Q21
Avg = 10.5%
Post-COVID
Avg = 13.2%

Cousins

SIMPLE STRONG BALANCE SHEET

Leverage **Consistently** and **Significantly** Below Peers

NET DEBT/EBITDA[1]



14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
Avg = 7.0x
4.9x
SLG
PGRE
VNO
BXP
OPI
HPP
BDN
OFC
ESRT
FSP
DEA
PDM
CIO
KRC
HIW
CUZ

SIMPLE STRONG BALANCE SHEET

Substantial Liquidity and Access to Capital Markets


CASH
$9MM
$781 Million Liquidity[1]
REVOLVER
$772MM


ENCUMBERED
22%
Flexible Property Portfolio[2]
UNENCUMBERED
78%

MEET OUR EXECUTIVE TEAM

Stable, Experienced Leadership



M. Colin Connolly
President and Chief Executive Officer



Gregg D. Adzema
Executive Vice President and Chief Financial Officer

Richard Hickson
Executive Vice President, Operations



Pamela F. Roper
Executive Vice President, General Counsel and Corporate Secretary





Kennedy Hicks
Executive Vice President, Investments and
Managing Director – Atlanta



John S. McColl
Executive Vice President, Development

Cousins



APPENDIX

ATLANTA

Market Snapshot



AVALON
NORTHPARK
MERIDIAN MARK
3350 PEACHTREE
3348 PEACHTREE
BUCKHEAD PLAZA
3344 PEACHTREE
TERMINUS
SPRING & 8TH
PROMENADE TOWER
PROMENADE CENTRAL
725 PONCE
EMORY HOSPITAL MIDTOWN
75
285
85
20
marta



Submarket Concentration[2]
Midtown 39%
Buckhead 37%
Central Perimeter 17%
North Fulton 7%



Industry Concentration[4]
Technology 25%
Financial Services 20%
Professional Services 11%
Other 10%
Consumer Goods and Services 9%
Real Estate 7%
Healthcare 6%
Legal Services 5%
Transportation 4%
Insurance 3%

7.9MM
Total Square Feet[1]

89%
Leased[1]

$41.62
Average Asking Rent[3]

AUSTIN

Market Snapshot



RESEARCH PARK PLAZA V
DOMAIN 10
DOMAIN 11
DOMAIN 2
DOMAIN 3
DOMAIN POINT
DOMAIN 12
DOMAIN 8
DOMAIN 7
DOMAIN 4
COLORADO TOWER
ONE ELEVEN CONGRESS
SAN JACINTO CENTER
THE TERRACE
183
1
35
290
Colorado River
N Lamar Blvd
Congress Ave
W 9th St
E Cesar Chavez St



Submarket Concentration[2]
Northwest 3%
Southwest 11%
Domain 47%
CBD 39%



Industry Concentration[4]
Real Estate 3%
Healthcare 3%
Energy 5%
Financial Services 8%
Other 11%
Legal Services 15%
Professional Services 22%
Technology 33%



4.2MM
Total Square Feet[1]



96%
Leased[1]



$61.81
Average Asking Rent[3]

CHARLOTTE

Market Snapshot



77
277
29
N Graham St
W Trade St
W 5th St
S Graham St
FIFTH THIRD CENTER
W Morehead St
S Church St
S Tryon St
74
E Stonewall St
S Caldwell St
550 SOUTH
THE RAILYARD
S McDowell St



Submarket Concentration[2]
Uptown 70%
South End 30%



Industry Concentration[4]
Professional Services 6%
Financial Services 32%
Marketing 17%
Legal Services 14%
Consumer Goods and Services 12%
Insurance 11%
Other 8%



1.4MM
Total Square Feet[1]



96%
Leased[1]



$41.22
Average Asking Rent[3]

DALLAS

Market Snapshot



LEGACY UNION
Dallas North Tollway
75
35E
635
5950 SHERRY LANE
635
Dallas North Tollway
75
35E
12
12
30
30



Submarket Concentration[2]
Legacy 69%
Preston Center 31%



Industry Concentration[4]
Legal Services 6%
Other 3%
Professional Services 8%
Financial Services 26%
Energy 57%



516K
Total Square Feet[1]



91%
Leased[1]



$54.22
Average Asking Rent[3]

PHOENIX

Market Snapshot



202
Salt River
HAYDEN FERRY
W Rio Salado Pkwy
E Rio Salado Pkwy
111 WEST RIO
TEMPE GATEWAY
W 3rd St
Ash Ave
E 5th St
N Mill Ave



Submarket Concentration[2]
Tempe
100%



Industry Concentration[4]
Technology
25%
Professional Services
23%
Financial Services
19%
Insurance
9%
Consumer Goods and Services
8%
Other
8%
Real Estate
4%
Marketing
4%



1.3MM
Total Square Feet[1]



92%
Leased[1]



$47.12
Average Asking Rent[3]

TAMPA

Market Snapshot



589
580
580
92
589
574
574
HARBORVIEW PLAZA
CORPORATE CENTER
92
41
45
HEIGHTS UNION
THE POINTE
275
275
275
275
60
60
60



Submarket Concentration[2]
Westshore 86%
CBD 14%



Industry Concentration[4]
Insurance 7%
Other 6%
Financial Services 8%
Professional Services 11%
Healthcare 31%
Technology 11%
Legal Services 12%
Consumer Goods and Services 14%



2.0MM
Total Square Feet[1]



93%
Leased[1]



$40.94
Average Asking Rent[3]

DEFINITIONS OF NON-GAAP MEASURES

"NET OPERATING INCOME" ("NOI")
is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. NOI, which is rental property revenues (excluding termination fees) less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation, amortization, and impairment are also excluded from NOI.

In this presentation, the Company is presenting incremental NOI associated with its development for future periods. These non-GAAP measures are forward looking and specific only to the development projects outlined in this presentation. The Company has not finalized projections of its NOI for other projects in its portfolio and has not prepared consolidated projections for NOI or net income (the most comparable GAAP measure to NOI) for any period beyond the fourth quarter of 2021. Therefore, the Company has not presented a reconciliation of this incremental NOI to net income or any other GAAP financial measure. Such information is not available and would require unreasonable effort to produce in the context of this presentation.

ENDNOTES

Page 2 - Cousins at a Glance

1. Represents Cousins' pro-rata share of fourth quarter NOI per 31-Dec-2021 filings, including partially income producing developments. Chapel Hill is included in Charlotte percentage.
2. As of 31-Dec-2021 filings.

Page 4- Resilient Market Fundamentals

1. Source: RedFin.com. Represents net inflows per Redfin and US Census Bureau data.
2. Source: Zillow.com. Represents markets where home values are expected to appreciate faster than the rest of the U.S.

Page 5 - Resilient Market Fundamentals

1. Source: JLL U.S. Office Market Overview Q4 2021. Leases > 20K SF in past seven quarters based on building age.
2. Source: JLL U.S. Office Market Overview Q4 2021. Seven quarter net absorption based on building age..

Page 7 - Resilient Market Fundamentals

1. Source: CoStar for year-over-year 4 & 5 star office rent growth data as of 31-Dec-2021.
2. Source: CoStar for 12-month net absorption data and total office inventory as of 31-Dec-2021.
3. Cousins markets include Atlanta, Austin, Charlotte, Dallas, Phoenix, Tampa.

Page 8 - Resilient Market Fundamentals

1. Represents Cousins' in-place gross rents per quarterly filings.

Pages 9 & 10- Premier Sun Belt Portfolio

1. Source: CoStar. Based on 100% of building square footage as of 31-Dec-2021. Does not include 100% owner-occupied buildings or development/land assets.

Page 11 - Premier Sun Belt Portfolio

1. Source: CoStar. Represents weighted average gross rental rates of 4 & 5 star properties as of 31-Dec-2021; where net rents are quoted, estimated operating expenses are added to achieve gross rents.

Page 12 - Premier Sun Belt Portfolio

1. Lease expirations as a percent of total portfolio rent when available, otherwise percent of square footage as reported in companies' most recent quarterly filings as of 21-Feb-2022. Includes members of the FTSE NAREIT Equity Office Index who publish a quarterly supplement, except for ARE which is life science focused.

Page 13 - Compelling Growth Opportunities

1. Represents office leased percentage as of 4-Feb-2022 company conference call.
2. Represents Cousins' share of estimated NOI based on executed leases and other currently forecasted leasing until stabilization. See definition of NOI on page 27.

Page 14 - Compelling Growth Opportunities

1. Represents estimated developable SF, excluding redevelopment.

Page 15 - Compelling Growth Opportunities

1. Represents estimated developable SF.

Page 16 - Compelling Growth Opportunities

1. Increase in second generation net rent on a cash basis per Cousins' quarterly filings.

Page 17 - Simple Strong Balance Sheet

1. Represents total debt, including company's share of unconsolidated debt, net of cash divided by quarterly Annualized Adjusted EBITDAre as reported in companies' most recent quarterly filings as of 21-Feb-2022. Includes members of the FTSE NAREIT Equity Office Index with the exclusion of NYC and ARE which is life science focused. Excludes CMCT and DEI who do not report quarterly EBITDA and EQC who has negative net debt/EBITDA.

Page 18 - Simple Strong Balance Sheet

1. Represents Cousins' consolidated cash as of 31-Dec-2021 plus availability under Cousins' Credit Facility as of 31-Dec-2021.
2. Calculation is based on pro rata share of NOI of Cousins' assets for the quarter-ended 31-Dec-2021.

Appendix - Market Snapshots

1. Represents portfolio statistics of Company at 100% of building square footage as reported in Cousins' 31-Dec-2021 filings. Excludes projects under construction.
2. Calculation is based on pro rata share of NOI of Cousins assets for the quarter ended 31-Dec-2021.
3. Source: CoStar. Represents most recent weighted average gross rental rates of Cousins' properties; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Based on 4Q 2021 revenues. Management uses SIC codes when available along with judgment to determine tenant industry classification.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain matters contained in this report are "forward-looking statements" within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2021. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as the following: guidance and underlying assumptions; business and financial strategy; future debt financings; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future development and redevelopment opportunities, including fee development opportunities; future issuances and repurchases of common stock, limited partnership units, or preferred stock; future distributions; projected capital expenditures; market and industry trends; entry into new markets or changes in existing market concentrations; future changes in interest rates; and all statements that address operating performance, events, or developments that we expect or anticipate will occur in the future – including statements relating to creating value for stockholders. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, investments, or dispositions; the potential dilutive effect of common stock or operating partnership unit issuances; the availability of buyers and pricing with respect to the disposition of assets; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate (including supply and demand changes), particularly in Atlanta, Austin, Charlotte, Phoenix, Tampa, and Dallas where we have high concentrations of our lease revenues, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; the impact of a public health crisis, including the COVID-19 pandemic, and the governmental and third-party response to such a crisis, which may affect our key personnel, our tenants, and the costs of operating our assets; the impact of social distancing, shelter-in-place, border closings, travel restrictions, remote work requirements, and similar governmental and private measures taken to combat the spread of a public health crisis on our operations and our tenants; sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism which may result in a disruption of day-to-day building operations; changes to our strategy with regard to land and other non-core holdings that may require impairment to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to commence or complete tenant improvements on schedule or to occupy leased space, and the risk of declining leasing rates; changes in the needs of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of employees working remotely; any adverse change in the financial condition of one or more of our tenants; volatility in interest rates and insurance rates; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); cyber security breaches; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in the rates, or the ability to pay, dividends on common shares or other securities; potential changes to the tax laws impacting REITs and real estate in general, including proposed tax legislation by the Biden administration; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. The words "believes," "expects," "anticipates," "estimates," "plans," "may," "intend," "will," or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.



Cousins

Gregg Adzema
Executive Vice President and Chief Financial Officer
gadzema@cousins.com
404.407.1116

Roni Imbeaux
Vice President, Finance and Investor Relations
rimbeaux@cousins.com
404.407.1104

cousins.com
3344 Peachtree Road NE
Suite 1800
Atlanta, GA 30326